UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                NOVEMBER 17, 2005

                          ----------------------------

                       APPLIED SPECTRUM TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


        0-16397                                                  41-2185030
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                                65 NORWOOD AVENUE
                            UPPER MONTCLAIR, NJ 07043
                         (Address of Principal Executive
                              Offices and zip code)

                                 (973) 783-1117
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 7, 2005, Applied Spectrum Technologies, Inc., a Minnesota corporation ("Applied") and Applied Spectrum Technologies, Inc., a Delaware corporation and wholly owned subsidiary of Applied ("Applied - Delaware") entered into a certain Agreement and Plan of Merger ("Plan of Merger"). Pursuant to the Plan of Merger, subject to stockholder approval, Applied was to merge with and into Applied - Delaware for the purposes of the redomestication of Applied from the State of Minnesota to the State of Delaware (the "Merger"). On October 24, 2005, Applied filed a Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission for the purpose of voting on the Merger. The Proxy Statement is hereby incorporated by this reference.

      Pursuant to the Plan of Merger and subject to stockholder approval, (i) Applied will change its corporate domicile from the State of Minnesota to the State of Delaware; (ii) the Certificate of Incorporation and Bylaws of Applied - Delaware will become the equivalent of Applied's certificate of incorporation and by-laws, respectively; (iii) the number of shares of authorized stock will change from 10,000,000 shares of common stock, par value of $0.01 per share, to 150,000,000 shares of common stock, par value of $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share; (iv) each share of common stock of Applied will automatically convert into one share of common stock of Applied - Delaware; and (v) Applied - Delaware will continue as a reporting company under the Securities Exchange Act of 1934, as amended, with its common stock quoted and trading on the Over-the-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. ("OTC BB") upon consummation of the Merger.

      On November 14, 2005, the holders of a majority of the outstanding shares of common stock of Applied approved the Merger. The Merger was completed on November 17, 2005, and the Articles of Merger were filed with the States of Minnesota and Delaware on November 17, 2005. The full text of the Articles of Merger together with the accompanying Plan of Merger is attached to this Current Report as Exhibit 2.1 and is hereby incorporated by this reference.

      Applied - Delaware is the surviving corporation in the Merger. Immediately following the Merger, Applied - Delaware had 2,953,941 shares of common stock outstanding, which is the same number of shares outstanding immediately prior to the Merger. The trading of shares of our common stock on the OTC BB will continue under the same ticker symbol, "APSP." We will not be required to obtain a new CUSIP number.

      Replacement of the current stock certificate of Applied after the Merger will not be necessary. However, stockholders may submit their stock certificates to our transfer agent, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, telephone (303) 262-0711, for new certificates.

      Following the Merger, the directors and executive officers of Applied - Delaware shall be the same persons holding the same positions as held with Applied immediately prior to the Merger. As such, Mark R. Littell is now the sole director and the Chief Executive Officer and Chief Financial Officer of Applied - Delaware.

      We currently have no material assets, liabilities or ongoing operations. Nevertheless, we believe that we may be able to recover some value for our stockholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our management team, which will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      In connection with a business combination, significant additional shares of common stock will need to be issued to the owners of the operating company since we do not have significant assets of our own to purchase the operating company. The acquisition issuance will significantly dilute the ownership interest of our current stockholders. In addition, at and following the time of the business combination, we will likely be required to issue shares of common stock, options, awards and warrants in connection with employee benefit plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. Such issuances will result in further dilution to our current stockholders.

      We also believe that the reincorporation in the State of Delaware will give us more flexibility and simplicity in various corporate transactions, including implementation and completion of a business combination with an operating business.

5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

      Upon completion of the Merger, the Certificate of Incorporation and Bylaws of Applied - Delaware will become our certificate of incorporation and by-laws, respectively. As such, our Certificate of Incorporation now provides for authorized capital consisting of 150,000,000 shares of common stock, par value of $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share.

      The full text of our Certificate of Incorporation and Bylaws are attached to this Current Report as Exhibits 3.3 and 3.4, respectively, and are hereby incorporated by this reference.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None

      (c) Exhibits.


Exhibit Number   Description

     2.1 Articles of Merger between Applied Spectrum Technologies, Inc., a Minnesota corporation, and Applied Spectrum Technologies, Inc., a Delaware corporation, together with the Agreement and Plan of Merger.

     3.3 Certificate of Incorporation of Applied Spectrum Technologies, Inc., a Delaware corporation.

     3.4 Bylaws of Applied Spectrum Technologies, Inc., a Delaware corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             APPLIED SPECTRUM TECHNOLOGIES, INC.
                                             (Registrant)


Date:  November 22, 2005                         By:  /s/ Mark R. Littell
                                                      --------------------------
                                                      Mark R. Littell, President

                                  EXHIBIT INDEX


Exhibit Number   Description

     2.1 Articles of Merger between Applied Spectrum Technologies, Inc., a Minnesota corporation, and Applied Spectrum Technologies, Inc., a Delaware corporation, together with the Agreement and Plan of Merger.

     3.3 Certificate of Incorporation of Applied Spectrum Technologies, Inc., a Delaware corporation.

     3.4 Bylaws of Applied Spectrum Technologies, Inc., a Delaware corporation.